Consent of Independent Registered Public Accounting Firm

To the Board of Directors
Jefferson National Life Insurance Company:

We consent to the use of our report on the financial statements of Jefferson National Life Insurance Company (the Company), dated April 26, 2018, included herein. We also consent to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information on Form N-4 (File No. 333-124048).

Our report relating to the Company’s financial statements, dated April 26, 2018, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Texas Department of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, our report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.

In addition, our report refers to other auditors whose report on the statutory financial statements of Jefferson National Life Insurance Company as of December 31, 2016, and for the two-year period then ended, dated March 31, 2017, expressed an adverse opinion on those financial statements with respect to U.S. generally accepted accounting principles and an unmodified opinion with respect to statutory accounting practices prescribed or permitted by the Texas Department of Insurance.

/s/ KPMG LLP

Columbus, Ohio
April 26, 2018